EXECUTION VERSION

Banc of America Leasing & Capital, LLC	Second Amendment to Amended and Restated Master Loan and Security Agreement Number: 27108-70000

This Second Amendment to Amended and Restated Master Loan and Security Agreement Number: 27108-7000 (this “Amendment”) is made as of February 17, 2017, by and among BANK OF AMERICA, N.A. (“Agent”), BANC OF AMERICA LEASING & CAPITAL, LLC, as lender (in such capacity, the “Lender”) and as an assignee lender (in such capacity, the “Banc of America Assignee Lender”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an assignee lender (together with Banc of America Assignee Lender, each an “Assignee Lender” and collectively, the “Assignee Lenders”), CSC ASSET FUNDING I LLC (“Borrower”) and COMPUTER SCIENCES CORPORATION (“CSC”).
PRELIMINARY STATEMENTS:
(1)    The Agent, the Lender and the Borrower are parties to (and consented to and acknowledged by CSC, as guarantor) that certain Amended and Restated Master Loan and Security Agreement (Number: 27108-70000), dated as of April 4, 2016 (as amended by the First Amendment to Amended and Restated Master Loan and Security Agreement (Number: 27108-70000), dated as of November 23, 2016 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.
(2)    CSC, as guarantor, is party to that certain Amended and Restated Guaranty dated as of April 4, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty”).
(3)    The Assignee Lenders, the Agent, the Borrower and CSC are parties to that certain Amended and Restated Assignment Agreement dated as of April 4, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Assignment Agreement”).
(4)    CSC is party to that certain Agreement and Plan of Merger dated as of May 24, 2016 among Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), Everett SpinCo, Inc., a Delaware corporation (“Everett”), CSC and Everett Merger Sub Inc., a Delaware corporation (“Old Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger dated as of November 2, 2016 among HPE, Everett, New Everett Merger Sub Inc., a Nevada corporation and a wholly-owned direct subsidiary of Everett (“New Merger Sub”), CSC and Old Merger Sub and as further amended by the Second Amendment to Agreement and Plan of Merger dated as of December 6, 2016 among HPE, Everett, New Merger Sub, CSC and Old Merger Sub (as so amended, the “Merger Agreement”), pursuant to which New Merger Sub intends to merge with and into CSC, with CSC continuing as the surviving corporation (the “Merger”).
(5)    The Borrower and CSC desire to replace the guaranty by CSC under the Guaranty with a guaranty by Everett upon the consummation of the Merger.
(6)    The parties hereto desire to amend the Loan Agreement, the Guaranty, the Assignment Agreement and the other Related Agreements as set forth below on the terms as hereinafter set forth. For the avoidance of doubt, the Leases are not considered “Related Agreements” as defined in the Loan Agreement for purposes of this Amendment.

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to Loan Agreement and other Related Agreements.The Loan Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)    The initial sentence of each of the Loan Agreement and the Assignment Agreement is amended by replacing the expression “(“Guarantor”)” with the expression “(“CSC”)”.
(b)    (i) The following definition of “Guarantor” is added to Section 18 of the Loan Agreement in the appropriate alphabetical order:
“Guarantor” means (x) prior to the consummation of the Merger, CSC and (y) following the consummation of the Merger, Everett.
(ii) The definition of “Guarantor” set forth in Section 1(c) of the Assignment Agreement is hereby amended and restated in its entirety as follows:
“Guarantor” means (x) prior to the consummation of the Merger, CSC and (y) following the consummation of the Merger, Everett.
(iii) Following the consummation of the Merger, all references to “Computer Sciences Corporation” (other than in the definition of “CSC” (after giving effect to this Amendment)) in the Loan Agreement, the Guaranty, the Assignment Agreement and each other Related Agreement shall be deemed to be references to “Everett SpinCo, Inc.”;
(iv) Following the consummation of the Merger, all references to “CSC” (other than in the definitions of “CSC”, “Merger”, “Merger Agreement” and “Spin Transaction”) in the Loan Agreement, the Guaranty, the Assignment Agreement and each other Related Agreement shall be deemed to be references to “Everett”;
(c)    Section 18 of the Loan Agreement is amended by adding the following definitions in the appropriate alphabetical order:
“CSC” means Computer Sciences Corporation, a Nevada corporation.
“Everett” means Everett SpinCo, Inc., a Delaware corporation (expected to be reincorporated in Nevada immediately prior to consummation of the Merger).
“HPE” means Hewlett Packard Enterprise Company, a Delaware corporation.
“Merger” means the merger, pursuant to the Merger Agreement, of Merger Sub with and into CSC, with CSC being the surviving entity.
“Merger Agreement” means the Agreement and Plan of Merger dated as of May 24, 2016 by and among HPE, Everett, Old Merger Sub and CSC, as amended by the First Amendment to the Agreement and Plan of Merger dated as of November 2, 2016 among HPE, Everett, Merger Sub, CSC and Old Merger Sub and as

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further amended by the Second Amendment to Agreement and Plan of Merger dated as of December 6, 2016 among HPE, Everett, Merger Sub, CSC and Old Merger Sub (as amended or otherwise modified from time to time).
“Merger Sub” means New Everett Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of Everett.
“Old Merger Sub” means Everett Merger Sub Inc., a Delaware corporation.
(d)    Section 14 of the Guaranty is amended as follows:
(i)    The following definitions are added in the appropriate alphabetical order:
“Form S-4” means the Form S-4 Registration Statement originally filed with the SEC on November 2, 2016, as amended prior to the Guarantor Effective Date (as defined in the Second Amendment).
“Second Amendment” means that certain Second Amendment to Amended and Restated Master Loan and Security Agreement (Number: 27108-70000), dated as of February __, 2017, by and among Obligor, CSC, as guarantor, and the Guaranteed Party.
“Separation Agreement” means the Separation and Distribution Agreement dated as of May 24, 2016 between HPE and Everett (as amended or otherwise modified from time to time).
“Special Dividend” means the distribution to be made by Everett to HPE, in an amount of up to approximately $3,008,250,000 in connection with the Spin Transaction.
“Spin Transaction” means the distribution by HPE to the shareholders of the common stock of Everett as described in the Form S-4, and in accordance with the Separation Agreement and in other filings made by HPE and CSC with the SEC.
“Transactions” means (a) the Special Dividend, (b) the Spin Transaction, (c) the Merger and (d) the incurrence of indebtedness to finance the foregoing.
(ii)    The definition of “Consolidated EBITDA” is amended by (x) adding, in clause (b) thereof, before the expression “deducted in determining net income”, the expression “(except in the case of clause (b)(xvii) below)”; (y) adding, in subclause (b)(xvi) thereof, following the expression “in connection with”, the expression “(x) the Transactions or (y)”; and (z) replacing the reference to “$100,000,000” in subclause (b)(xvii) with “$250,000,000”.
(e)    Section 11(d) of the Guaranty is amended and restated in its entirety as follows:
“at all times maintain its fundamental business and preserve and keep in full force and effect its corporate existence and all material rights, franchises and licenses necessary or desirable in the normal conduct of its business, in each case as applicable,

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except (i) Everett shall be permitted to reincorporate as a Nevada corporation, (ii) a Permitted Transaction and (iii) if, in the reasonable business judgment of Everett, it is in the business interest of Everett or the Obligor not to preserve and maintain such rights (charter and statutory), franchises and licenses, and such failure to preserve the same would not reasonably be expected to have a Material Adverse Effect.”
SECTION 2.    Conditions of Effectiveness. (a) The amendments to the Loan Agreement and the Guaranty set forth herein (other than Section 1(b)) shall become effective on the first date on which the Agent shall have received counterparts hereof executed by the Borrower, CSC, the Lender and the Assignee Lenders or, as to any Lender or Assignee Lender, evidence satisfactory to the Agent that such Lender or Assignee Lender, as applicable, has executed this Amendment.
(a)    Section 3 and the amendments to the Loan Agreement set forth in Section 1(b) shall become effective on the first date (the “Guarantor Effective Date”) on which the following conditions are satisfied:
(i)    The Agent shall have received the following:
(a)    counterparts hereof executed by the Borrower, CSC, the Lender and the Assignee Lenders or, as to any Lender or Assignee Lender, evidence satisfactory to the Agent that such Lender or Assignee Lender, as applicable, has executed this Amendment;
(b)    an Assumption Agreement executed by the Borrower, CSC and Everett substantially in the form of Annex I hereto relating to Everett’s assumption of the Obligations of CSC under the Loan Agreement and each other Related Agreement to which CSC is a party;
(c)    a certificate of an authorized officer of Everett, dated the Guarantor Effective Date, (A) certifying the names and true signatures of the officers of Everett authorized to sign the Assumption Agreement and any other documents to be delivered by Everett in connection with the Assumption Agreement, (B) attaching and certifying the correctness and completeness of the copies of Everett’s Certificate of Incorporation and Bylaws, (C) attaching and certifying the correctness and completeness of copies of the resolutions of the Board of Directors or similar governing body of Everett, approving the execution, delivery and performance of the Assumption Agreement and the other Related Agreements to which Everett is to be a party and (D) attaching a good standing certificate of Everett from the state of its organization, dated a recent date prior to the Guarantor Effective Date;
(d)    no later than five (5) Business Days in advance of the Guarantor Effective Date, all documentation and other information reasonably requested with respect to Everett in writing by any Lender or Assignee Lender at least ten (10) Business Days in advance of the Guarantor Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;

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(e)    a certificate of an authorized officer of Everett, dated the Guarantor Effective Date, stating that the representations and warranties of Everett (after giving effect to the this Amendment including Section 1(b) hereof) contained in Section 10 of the Guaranty are correct;
(f)    a favorable legal opinion of in house legal counsel of Everett, dated the Guarantor Effective Date; and
(g)    promptly upon filing with the applicable jurisdiction, any certificate of amendment or articles of conversion of Everett filed on or after the effective date of the amendments to the Loan Agreement and the Guaranty in accordance with Section 2(a) hereof and prior to the Guarantor Effective Date.
(ii)    The Merger shall have been consummated on or prior to, or shall be consummated substantially concurrently with, the Guarantor Effective Date. Notwithstanding the foregoing and Section 2(b) hereof, for the avoidance of doubt, to the extent the Merger is not consummated on, prior to, or substantially concurrently with the Guarantor Effective Date, the Guarantor Effective Date shall not occur.
SECTION 3.    Discharge and Release on the Guarantor Effective Date.
The Agent, the Lender and each Assignee Lender party hereto acknowledges and agrees that, on the Guarantor Effective Date and substantially simultaneously with the consummation of the Merger, without further action by any person or entity: (a) all indebtedness and other obligations of CSC under or in respect of the Loan Agreement and each other Related Agreement shall be assumed by Everett and (b) CSC shall be released from all indebtedness and other obligations under or respect of the Loan Agreement and each other Related Agreement.
SECTION 4.    Reference to and Effect on the Loan Agreement and the Other Related Agreements.(a)     On and after the effectiveness of this Amendment, (i) each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in any other Related Agreement to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment, (ii) each reference in the Guaranty to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to the Guaranty, and each reference in any other Related Agreement to “the Guaranty”, “thereunder”, “thereof” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as amended by this Amendment, (iii) each reference in the Assignment Agreement to “this Assignment Agreement”, “hereunder”, “hereof” or words of like import referring to the Assignment Agreement, and each reference in any other Related Agreement to “the Assignment Agreement”, “thereunder”, “thereof” or words of similar import referring to the Assignment Agreement, shall mean and be a reference to the Assignment Agreement, as amended by this Amendment and (iv) each reference in any Equipment Note to “this Note”, “hereunder”, “hereof” or words of like import referring to such Equipment Note, and each reference in any other Related Agreement to “an Equipment Note”, “the Equipment Notes”, “thereunder”, “thereof” or words of similar import referring to an Equipment Note or the Equipment Notes, shall mean such Equipment Notes or the Equipment Notes, as amended by this Amendment.

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(a)    The Loan Agreement and the other Related Agreements, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Assignee Lender or the Agent under the Loan Agreement, the Guaranty, the Assignment Agreement or any other Related Agreement, nor constitute a waiver of any provision of the Loan Agreement, the Guaranty, the Assignment Agreement or any other Related Agreement.
(d)     This Amendment constitutes a Related Agreement.
SECTION 5.    Costs and Expenses. Section 19(d) of the Loan Agreement is incorporated herein by reference.
SECTION 6.    Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Governing Law. Section 19(f) of the Loan Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF, Agent, Lender, Borrower and CSC have executed this Amendment as of the date first set forth above.
AGENT:

BANK OF AMERICA, N.A.

By:    /s/ Bridgett J. Manduk Mowry
Name:    Bridgett J. Manduk Mowry
Title:    Vice President

LENDER:

BANC OF AMERICA LEASING & CAPITAL, LLC

By:    /s/ John P. White, Sr.
Name:    John P. Wight, Sr.
Title:    Vice President

BORROWER:

CSC ASSET FUNDING I LLC

By: CSC Finance Company LLC, its sole Member
By: Computer Sciences Corporation, its Sole Member

By:    /s/ H.C. Charles Diao
Name:    H.C.Charles Diao
Title: Vice President, Finance and Corporate Treasurer

CSC:

COMPUTER SCIENCES CORPORATION

By:    /s/ H.C. Charles Diao
Name:    H.C. Charles Diao
Title: Vice President, Finance and Corporate Treasurer

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Each of the undersigned, as an Assignee Lender under the Assignment Agreement, hereby acknowledges and consents to the execution and delivery and terms of the Amendment:

BANC OF AMERICA LEASING & CAPITAL, LLC

By: /s/ John P. White, Sr.
Name: John P. Wight, Sr.
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/Lillian Kim
Name: Lillian Kim
Title: Director

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ANNEX I
[FORM OF]
GUARANTOR ASSUMPTION AGREEMENT AND JOINDER
GUARANTOR ASSUMPTION AGREEMENT AND JOINDER, dated as of [ ], 2017 (this “Agreement”), made by CSC Asset Funding I LLC, a Delaware limited liability company (the “Borrower”), Computer Sciences Corporation, a Nevada corporation (the “Initial Guarantor”), and Everett SpinCo, Inc., a Nevada corporation (the “Replacement Guarantor”) for the benefit of the Banc of America Leasing & Capital, LLC, as Lender, and the Assignee Lenders from time to time party to the Loan Agreement and/or the Assignment Agreement (each as hereinafter defined) and Bank of America, N.A., as agent (the “Agent”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Loan Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the Initial Guarantor, the Lender and the Agent have entered into that certain Amended and Restated Master Loan and Security Agreement (Number 27108-70000) dated as of April 4, 2016 (as amended by the First Amendment to Amended and Restated Master Loan and Security Agreement (Number 27108-70000) dated as of November 23, 2016 and by the Second Amendment to Amended and Restated Master Loan and Security Agreement (Number 27108-70000) dated as of February 17, 2017 (the “Second Amendment”) and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, the Initial Guarantor is party to that certain Amended and Restated Guaranty dated as of April 4, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty”);
WHEREAS, the Assignee Lenders, the Agent, the Borrower and the Initial Guarantor are parties to that certain Amended and Restated Assignment Agreement dated as of April 4, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Assignment Agreement”);
WHEREAS, the Initial Guarantor is party to that certain Agreement and Plan of Merger dated as of May 24, 2016 among Hewlett Packard Enterprise Company (“HPE”), the Replacement Guarantor, the Initial Guarantor and Everett Merger Sub Inc. (“Old Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger dated as of November 2, 2016 among HPE, the Replacement Guarantor, New Everett Merger Sub Inc., a Nevada corporation and a wholly-owned direct subsidiary of the Replacement Guarantor (“New Merger Sub”), the Initial Guarantor and Old Merger Sub and as further amended by the Second Amendment to Agreement and Plan of Merger dated as of December 6, 2016 among HPE, the Replacement Guarantor, New Merger Sub, the Initial Guarantor and Old Merger Sub (as so amended, the “Merger Agreement”), pursuant to which New Merger Sub intends to merge with and into the Initial Guarantor, with the Initial Guarantor continuing as the surviving corporation (the “Merger”);
WHEREAS, the Borrower, the Initial Guarantor and the Replacement Guarantor desire to replace the guaranty by the Initial Guarantor under the Guaranty with a guaranty by the Replacement Guarantor upon the consummation of the Merger;

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WHEREAS, as contemplated by the Second Amendment, the Initial Guarantor desires to assign to the Replacement Guarantor, and the Replacement Guarantor desires to accept and assume, all of the indebtedness, rights, obligations and liabilities of the Initial Guarantor under the Loan Agreement and each other Related Agreement, including, without limitation, those obligations and liabilities set forth in the Guaranty, and, subject to the terms and conditions contained in the Second Amendment, the Lender, the Assigned Lenders and the Agent have agreed to such assignment and assumption;
WHEREAS, pursuant to Section 3 of the Second Amendment, upon the effectiveness of such assignment and assumption, the Initial Guarantor shall be released from all indebtedness and other obligations under the Loan Agreement and any other Related Agreement;
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Assumption. Upon the Guarantor Effective Date (as defined in the Second Amendment), without further act or deed, (a) the Initial Guarantor hereby assigns to the Replacement Guarantor, and the Replacement Guarantor hereby assumes, all obligations and liabilities (including the obligations under the Guaranty) and all rights of the Initial Guarantor under the Loan Agreement and the other Related Agreements, (b) the Replacement Guarantor shall hereby become a party to the Loan Agreement and the other Related Agreements to which the Initial Guarantor is a party with the same force and effect as if originally named therein in the place and stead of the Initial Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities (including the obligations under the Guaranty) and rights of the Initial Guarantor under the Loan Agreement and the other Related Agreements, (c) the Replacement Guarantor shall hereby be bound by the covenants, representations, warranties and agreements contained in the Loan Agreement and each other Related Agreement to which it is a party and which are binding upon, and to be observed or performed by, the Initial Guarantor under the Loan Agreement and the other Related Agreements to which it is a party, (d) the Replacement Guarantor hereby ratifies and confirms the validity of, and all of its obligations and liabilities under, the Loan Agreement and such other Related Agreements to which it is a party, (e) each reference to the “Guarantor”, “Computer Sciences Corporation”, or “CSC” in the Loan Agreement and in any other Related Agreement shall hereby be deemed (except as expressly provided in Section 1(b) of the Second Amendment) to refer to the Replacement Guarantor and (f) pursuant to Section 3 of the Second Amendment, the Initial Guarantor shall be released from its obligations under the Loan Agreement and each other Related Agreement to which it is a party. The Replacement Guarantor hereby represents and warrants that after giving effect to this Agreement, each of the representations and warranties contained in Section 10 of the Guaranty is true and correct in all material respects on and as of the date hereof (after giving effect to the Second Amendment and this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to the Second Amendment and this Agreement).
2.Joinder to Loan Agreement. By executing and delivering this Agreement, after giving effect to the assumption described in Section 1 of this Agreement, the Replacement Guarantor hereby becomes party to the Loan Agreement and the other Related Agreements to which the Initial Guarantor is a party with the same force and effect as if originally named therein and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of the Initial Guarantor thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the Initial Guarantor pursuant to the Loan Agreement and any other Related Agreement to which the Initial Guarantor is a party.
3.Effectiveness. This Agreement shall become effective on the date that:

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(a)    counterparts of this Agreement signed on behalf of the Borrower, the Initial Guarantor and the Replacement Guarantor shall have been delivered to the Agent; and
(b)    the conditions set forth in Section 2(b) of the Second Amendment have been satisfied.
4.Amendment to Loan Agreement and Related Agreements. The Loan Agreement and each of the other Related Agreements is hereby deemed to be amended to the extent, but only to the extent, necessary to effect this Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Loan Agreement and the other Related Agreements are and shall remain in full force and effect. This Agreement shall be deemed to be a Related Agreement for all purposes of the Loan Agreement. This agreement shall not constitute a novation of the Loan Agreement or the other Related Agreements.
5.Governing Law, Waiver of Jury Trial, etc. The provisions of the Loan Agreement regarding governing law, waiver of trial by jury, jurisdiction and consent to jurisdiction set forth in Sections 19(f) of the Loan Agreement are incorporated herein mutatis mutandis.
6.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
7.Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.
COMPUTER SCIENCES CORPORATION, as the Initial Guarantor

By:	Name: Title:
EVERETT SPINCO, INC., as the Replacement Guarantor

By:	Name: Title:
CSC ASSET FUNDING I LLC, as the Borrower

By:	Name: Title:

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